FOREFRONT INCOME TRUST

Supplement to the
Prospectus and
Statement of Additional Information

November 6, 2015
This supplement to the Prospectus and Statement of Additional Information dated December 8, 2014, as supplemented on September 14, 2015, for the Forefront Income Trust ("Trust"), updates the Prospectus to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
Decreased Minimum Required Initial Investment
This supplement is to notify shareholders, prospective investors, and other interested parties that the Board of Trustees of the Trust has approved a proposal to decrease the account minimum investment amount for shares of the Trust from $2,500 to $1,000.  Effective immediately, the new account minimum for initial purchases of the Trust's shares is $1,000.  All references to the minimum required initial investment or the minimum initial purchase in the Prospectus and Statement of Additional Information are hereby revised to $1,000.
Shareholders may direct any questions about their account to the Fund at 1-800-773-3863.
Investors Should Retain This Supplement For Future Reference